June 21, 2005

Supplement

SUPPLEMENT DATED JUNE 21, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 28, 2005

The fifth paragraph of the section of the Prospectus titled "The Trust and its Adviser" is hereby replaced by the following:

The Trust is managed within the Senior Loan team. Current members of the team include Howard Tiffen, a Managing Director of the Investment Adviser, and Jinny Kim, a Vice President of the Investment Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

385675SPT-02